FORM OF PROXY CARD

[PROXY SERVICE Address]	**To vote by Internet** 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website_______ 3) Follow the instructions provided on the website. **To vote by Telephone** 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call _________ 3) Follow the instructions. **To vote by Mail** 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M00000-P00000	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

361 Managed Futures Strategy Fund

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the 361 Managed Futures Strategy Fund (the "Acquired Fund") to the 361 Global Managed Futures Strategy Fund (the "Acquiring Fund"), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value ("NAV") per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund's assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund in proportion, on a class-by-class basis, to the shareholders' respective holdings of shares of the Acquired Fund;	☐	☐	☐
2.	The appointment of 361 Capital, LLC as investment advisor to the Fund's wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (the "Subsidiary");	☐	☐	☐
3.	The appointment of Revolution Capital Management LLC as trading advisor for the Fund and the Fund's Subsidiary;	☐	☐	☐
4.	The use of a "manager of managers" arrangement to allow 361 Capital, LLC and the Board of Trustees of the Trust to replace the Fund's and its Subsidiary's sub-advisors in the future without a shareholder meeting;	☐	☐	☐
5.	The ratification of the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the current fiscal year; and	☐	☐	☐
6.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.			

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement. Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at ____________.

M00000-P00000

PROXY **PROXY**

Investment Managers Series Trust

[ ]

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2020

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust"), on behalf of the 361 Managed Futures Strategy Fund (the "Fund"). Revoking any such prior appointments, the undersigned hereby appoints as proxies [ ] and [ ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [ ], 2020 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora California 91740, at 10:00 a.m. local time, and any adjournment(s) thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD

FORM OF PROXY CARD

[PROXY SERVICE Address]	**To vote by Internet** 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website________ 3) Follow the instructions provided on the website. **To vote by Telephone** 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call __________ 3) Follow the instructions. **To vote by Mail** 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M00000-P00000 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

361 Global Managed Futures Strategy Fund

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

		For	Against	Abstain
1.	The appointment of 361 Capital, LLC as investment advisor to the Fund's wholly-owned and controlled subsidiary formed under the laws of the British Virgin Islands (the "Subsidiary");	☐	☐	☐
2.	The appointment of Revolution Capital Management LLC as trading advisor for the Fund and the Fund's Subsidiary;	☐	☐	☐
3.	The use of a "manager of managers" arrangement to allow 361 Capital, LLC and the Board of Trustees of the Trust to replace the Fund's and its Subsidiary's sub-advisors in the future without a shareholder meeting;	☐	☐	☐
4.	The ratification of the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the current fiscal year; and	☐	☐	☐
5.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.			

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Special Meeting of Shareholders and the Proxy Statement.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders:

The Notice and Proxy Statement is available at ____________.

M00000-P00000

PROXY **PROXY**

Investment Managers Series Trust

[ ]

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [ ], 2020

This Proxy is solicited on behalf of the Board of Trustees of Investment Managers Series Trust (the "Trust"), on behalf of the 361 Global Managed Futures Strategy Fund (the "Fund"). Revoking any such prior appointments, the undersigned hereby appoints as proxies [ ] and [ ] (or, if only one shall act, that one), and each of them (with power of substitution), to vote all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on [ ], 2020 at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Glendora California 91740, at 10:00 a.m. local time, and any adjournment(s) thereof (the "Special Meeting"), with all the power the undersigned would have if personally present. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters that properly come before the Special Meeting. Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

IF NO SPECIFICATION IS MADE AND THE PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD